Trade accounts receivable, net of allowances - Summary of the Activity on the Expected Credit Loss Allowance for Trade Receivables (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Accounts Receivable, Allowance for Credit Loss [Roll Forward]
Balance, beginning of year	$ 10,529	$ 10,911
Provisions	4,350	8,233
Recoveries and write-off	(8,837)	(8,884)
Foreign currency translation adjustment	767	269
Balance, end of year	$ 6,809	$ 10,529